UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

__________

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (404) 842-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 9, 2015, Premier Exhibitions, Inc. (the “Company”) held a shareholder conference call regarding the proposed merger between the Company and Dinoking Tech Inc.  The transcript of that conference call is attached hereto as Exhibit 99.1.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Forward Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve certain risks and uncertainties, including, among others, (i) the Company’s expectations with respect to the merger agreement and the Company’s potential issuance of securities related to the merger agreement and the note for the related financing; (ii) the Company’s expectations with respect to the availability of exemptions from registration for the securities to be issued in the proposed merger and the note; and (iii) the Company’s expectations with respect to the financing and the completion of the proposed merger. The actual results or outcomes of the Company may differ materially from those anticipated. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any such assumptions could prove to be inaccurate. Therefore, the Company can provide no assurance that any of the forward-looking statements contained in this Current Report on Form 8-K will prove to be accurate.

In light of the significant uncertainties and risks inherent in the forward-looking statements included in this Current Report on Form 8-K, such information should not be regarded as a representation by the Company that its objectives or plans will be achieved. Included in these uncertainties and risks are, among other things, fluctuations in operating results, general economic conditions, uncertainty regarding the results of certain legal proceedings and competition. Forward-looking statements consist of statements other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” “will,” “anticipate,” “estimate” or “continue” or the negatives thereof or other variations thereon or comparable terminology. Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in the Company’s most recent Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” The Company does not undertake an obligation to update publicly any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Premier Exhibitions, Inc. intends to file with the SEC a preliminary proxy statement in connection with the proposed merger and will mail a definitive proxy statement and other relevant documents to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed merger. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed merger. Premier Exhibitions, Inc.’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement to be filed in connection with Premier Exhibitions, Inc.’s solicitation of proxies for the special meeting to be held to approve the matters described above, as these materials will contain important information about Premier Exhibitions, Inc., Dinoking Tech Inc., the proposed merger and the related financing arrangements.

The definitive proxy statement will be mailed to shareholders of Premier Exhibitions, Inc. as of a record date to be established for voting on the matters described above. Shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request by mail or telephone to: Premier Exhibitions, Inc., 3340 Peachtree Road, NE, Suite 900, Atlanta, GA 30326, attention: Michael J. Little; telephone: (404) 842-2600.

Participants in the Solicitation

Premier Exhibitions, Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies to the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s proxy statement that was filed with the SEC on January 16, 2015 and will also be contained in the proxy statement for the proposed merger when available.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of Shareholder Conference Call held on April 9, 2015.
99.2	Investor Conference Call Discussion Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael J. Little
Michael J. Little
Interim President and Chief Executive Officer and
Chief Financial Officer and Chief Operating Officer

Date: April 13, 2015